Exhibit 99.1

WE MOVE INDUSTRIES 1 Q2 2019 Earnings Presentation August 5, 2019

Important Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, our ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, the failure of any restructuring actions and cost reduction initiatives that the Company undertakes to meet the expected results, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, litigation and governmental proceedings, and insurance and claims expenses. You should not place undue reliance on these forward‐looking statements. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward‐looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K, particularly the section titled “Risk Factors”. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its operating segments, including Adjusted EBITDA, Acquisition-Adjusted EBITDA, Acquisition-Adjusted Revenue, Adjusted Operating Ratio, Free Cash Flow, and Adjusted Net Income (Loss). You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, and other fees and charges associated with financings, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) non-cash impairment, (vi) restructuring charges, and, (vii) non-cash stock and equity-compensation expense.. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to all the Company’s acquisitions completed as though those acquisitions were completed on the first date of the applicable measurement period. These “as if” estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that the Company’s future results will be consistent with these “as if” estimates and are presented for informational purposes only. To derive Acquisition-Adjusted EBITDA, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of the companies acquired for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. The Company defines Adjusted Operating Ratio as (a) total operating expenses (i) less, acquisition-related transaction expenses, non-cash impairment charges, unusual or non-regularly recurring expenses or recoveries and (ii) further adjusted for the net impact of the step-up in basis (such as increased depreciation and amortization expense) and amortization of identifiable intangible assets resulting from acquisitions, as a percentage of (b) total revenue. The Company defines Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows. The Company defines Adjusted Net Income (Loss) as net income (loss) adjusted for acquisition related transaction expenses, non-cash impairments, amortization of intangible assets, the net impact of step-up in basis of acquired assets and unusual or non-regularly recurring expenses or recoveries. Please note that these non-GAAP measures are not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry because they may calculate non-GAAP financial results differently. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by relying primarily on the Company’s GAAP results and using these non-GAAP measures supplementally. See the Appendix for directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. 2

Bharat Mahajan CFO Chris Easter COO 3 Today’s Presenters Don Daseke CEO and Chairman

Flatbed & specialized capacity1 #1 Truckload carrier2 Top 10 Top 25 truckload carrier2 Fastest Growing 1. Commercial Carrier Journal 2018. 2. Commercial Carrier Journal 2019. $30M $1,613M 2009 2018 $6M $174M 2009 2018 Fleet Growth # of Mergers 2009 Dec 2018 6,000 60 Adj. EBITDA Growth Revenue Growth 2009 Dec 2018 20 1 4 First Chapter: Unique Size

Yesterday. Built truly unique flatbed and specialized provider through M&A and top-line focus. Grow Today. Pivoting to build an operational foundation and culture that can drive stronger financial results in the future. Tomorrow. Expand market leadership position through efficient growth, on both the top- and bottom- lines. Pivot Size 5 Next Chapter: Pivoting Strategy

Q2 2019 Financial Summary (vs. Q2 2018) ⚫ Revenue increased 20% to $450.6M – Acquisition-Adjusted Revenue up by 1% ⚫ Net loss of $6.4M compared to net income of $13.5M ⚫ Adjusted EBITDA decreased 1% to $46.0M – Specialized Adjusted EBITDA up 14% – Flatbed Adjusted EBITDA up 6% 6

• Listen • Assess • Prioritize Q1 Operational Review • Prioritization • Team Alignment Q2 Plan Development • Continuous Improvement Process/Culture Q3 Execution 7 Operational Update: The Process

8 Operational Integrations Business Improvement Plans • Specific Action Plans • Focus on underperformers • Timing • Accountability $20-25M Annual Operating Income Improvement by FYE’21 $5M in FY’20 $10M in FY’20 $5-10M more in FY’21 2 1 Operational Update: The Plan & Goals

($ in millions) Consolidated Financial Metrics Revenue increased 20% ($ in millions) Financial Metrics by Segment 9 Q2 2019 Financial Results Three Months Ended June 30 Three Months Ended June 30 2019 2018%▲ Total Revenue $ 450.6 $ 376.9 20% Revenue (excl. FSC)1 414.5 341.6 21% Operating Income 4.7 8.5 -45% Net income (loss) (6.4) 13.5 NA Adjusted EBITDA 46.0 46.3 -0.6% 2019 2018%▲ Specialized Revenue $ 280.7 $ 218.4 28% Specialized Adjusted EBITDA2 37.8 33.2 14% Flatbed Revenue $ 174.9 $ 162.2 8% Flatbed Adjusted EBITDA2 19.9 18.8 6% 1. Revenue (excl. FSC) is revenue excluding fuel surcharge. 2. Adjusted EBITDA before corporate allocation. See reconciliation to Adjusted EBITDA in Appendix.

10 $57.4 $63.8 $63.0 $62.5 $64.6 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $40 $45 $50 $55 $60 $65 $2.88 $3.53 $3.60 $3.68 $3.54 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $1.20 $1.70 $2.20 $2.70 $3.20 $3.70 Specialized Revenue per Tractor1 Specialized Rate Per Mile1 ($ in thousands) 1. Rate per mile is the period’s revenue less fuel surcharge divided by total number of miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Miles are estimated based on information received as the date of filing. Miles may change quarter to quarter when final information is received from each operating segment. Specialized Segment Overview 2019 2018%▲ Revenue $ 280.7 $ 218.4 28% Operating Ratio 96.0% 96.7% -0.7% Adjusted EBITDA 37.8 33.2 14% Acquisition-Adjusted Revenue $ 280.7 $ 260.6 8% Acquisition-Adjusted EBITDA 37.8 36.7 3% Specialized Financial Metrics ($ in millions) 58% 42% Q2 2019 Asset Heavy Asset Light 58% 42% Q2 2018 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge) Three Months Ended June 30

11 $45.7 $45.8 $41.8 $41.6 $42.4 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $35 $38 $41 $44 $47 $2.03 $2.04 $1.96 $1.95 $1.94 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 Flatbed Revenue per Tractor1 Flatbed Rate Per Mile1 ($ in thousands) Flatbed Segment Overview 36% 64% Q2 2019 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge) Flatbed Financial Metrics 2019 2018%▲ Revenue $ 174.9 $ 162.2 8% Operating Ratio 96.5% 94.3% 2.2% Adjusted EBITDA 19.9 18.8 6% Acquisition-Adjusted Revenue $ 174.9 $ 189.6 -8% Acquisition-Adjusted EBITDA 19.9 23.5 -15% 32% 68% Q2 2018 Asset Heavy Asset Light ($ in millions) Three Months Ended June 30 1. Rate per mile is the period’s revenue less fuel surcharge divided by total number of miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Miles are estimated based on information received as the date of filing. Miles may change quarter to quarter when final information is received from each operating segment.

Quarter Ended June 30, 2019 2019 2018 Specialized Acquisition-Adjusted EBITDA $ 37.8M $ 36.7M Flatbed Acquisition-Adjusted EBITDA $ 19.9M $ 23.5M Less: Corporate Adjusted EBITDA $ (11.7M) $ (5.7M) Daseke Consolidated Acquisition-Adjusted EBITDA $ 46.0M $ 54.5M 12 EBITDA by Segment – Acquisition-Adjusted

Last Twelve Months – Ended June 30 ($ in millions) Consolidated Financial Metrics 13 LTM – Q2 2019 Financial Results Last Twelve Months Ended June 30 2019 2018%▲ Total Revenue $ 1,792.2 $ 1,193.0 50% Adjusted EBITDA 182.6 131.6 39% Acquisition Adjusted Acquisition-Adjusted Revenue 1,801.2 1,655.8 9% Acquisition-Adjusted EBITDA 183.8 180.4 2%

Capital Summary & Free Cash Flow ($ in millions) Capital Summary As of June 30, 2019 Cash $63.7 Revolving line of credit balance - Revolver line of credit availability $85.2 Available liquidity1 $148.9 Net debt $650.1 ($ in millions) Free Cash Flow Six Months Ended June 30, 2019 Net cash provided by operating activities $54.9 Purchases of property and equipment (12.1) Proceeds from sale of property and equipment 16.5 Free Cash Flow $59.3 1. Available liquidity is the sum of cash plus revolving line of credit availability. 14

2019 Outlook Revenue YoY Growth $1.70 - $1.75B 6.9% Adjusted EBITDA YoY Growth $165 - $175M (2.5%) Net capital expenditures $65 - $70M YoY Decline (48%) Net leverage 12/31/19 (as defined in the Company’s debt agreements) 3.0x – 3.3x 15 1. The percent changes represents the change over FY2018 results compared to the mid-point of outlook. Updated Q2 Guidance1 Daseke updated its fiscal 2019 outlook to reflect the industry’s changing market conditions. We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Adjusted EBITDA to net income (loss) due to the difficulty in making an accurate projection as to the expected costs of our Strategic Reorganization at this preliminary stage. The actual amount of the costs related to our Strategic Reorganization will have a significant impact on our GAAP net income (loss); accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income (loss) is not available without unreasonable efforts. We are removing our previous guidance around Net Income issued on 2/7/19.

16 Chapter 1: Achieved Size through M&A - COMPLETE ✓ Chapter 2: Capitalize On Size & Scale through Operational Focus – IN PROCESS ✓ $20-25 Million Annual Operating Income Improvement by Fiscal Year End 2021 – IN PROCESS ✓ Key Takeaways

WE MOVE INDUSTRIES APPENDIX 17

Consolidated Adjusted EBITDA Reconciliation 18 Reconciles net income (loss) to Adjusted EBITDA Net income (loss) $ (6.4) $ 13.5 $ (15.7) $ 12.7 Depreciation and amortization 39.7 31.7 81.2 56.9 Interest income (0.2) (0.6) (0.4) (1.0) Interest expense 12.7 11.1 25.4 21.4 Income tax benefit (0.7) (14.5) (2.6) (14.9) Acquisition-related transaction expenses — 1.4 — 1.8 Stock based compensation 0.9 0.9 1.9 1.8 Impairment — 2.8 — 2.8 Adjusted EBITDA $ 46.0 $ 46.3 $ 89.8 $ 81.5 2019 2018 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited) (In millions) Three Months Ended June 30, Six Months Ended June 30,

Consolidated Acquisition-Adjusted EBITDA Reconciliation 19 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period Net income (loss) $ (6.4) $ 12.2 $ (15.7) $ 10.5 Depreciation and amortization 39.7 36.7 81.2 67.7 Interest income (0.2) (0.6) (0.4) (1.0) Interest expense 12.7 13.0 25.4 24.9 Income tax benefit (0.7) (14.2) (2.6) (14.5) Acquisition-related transaction expenses — 2.9 — 3.3 Stock based compensation 0.9 1.7 1.9 2.6 Impairment — 2.8 — 2.8 Acquisition-Adjusted EBITDA $ 46.0 $ 54.5 $ 89.8 $ 96.3 June 30, June 30, 2019 2018 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Acquisition-Adjusted Net Income (Loss) to Acquisition-Adjusted EBITDA (Unaudited) (In millions) Three Months Ended Six Months Ended

20 Reconciles net income (loss) to Adjusted EBITDA – Last Twelve Months Consolidated Adjusted EBITDA Reconciliation Net income (loss) $ (33.6) $ 51.5 Depreciation and amortization 155.3 99.9 Interest income (0.6) (1.4) Interest expense 49.5 38.6 Income tax benefit (3.6) (66.6) Acquisition-related transaction expenses 0.8 3.7 Stock based compensation 3.7 3.1 Impairment 11.1 2.8 Adjusted EBITDA $ 182.6 $ 131.6 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited) (In millions) Last Twelve Months Ended June 30,

Consolidated Acquisition-Adjusted EBITDA Reconciliation 21 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period – Last Twelve Months Net income (loss) $ (33.1) $ 51.0 Depreciation and amortization 156.0 133.1 Interest income (0.7) (1.6) Interest expense 49.6 48.0 Income tax benefit (3.6) (62.3) Acquisition-related transaction expenses 0.8 5.3 Stock based compensation 3.7 4.1 Impairment 11.1 2.8 Acquisition-Adjusted EBITDA $ 183.8 $ 180.4 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Acquisition-Adjusted Net Income (Loss) to Acquisition-Adjusted EBITDA (Unaudited) (In millions) Last Twelve Months Ended June 30,

Adjusted EBITDA Reconciliation by Segment 22 Reconciles net income (loss) to Adjusted EBITDA by segment Net income (loss) $ 2.3 $ 6.1 $ (14.8) $ (6.4) $ 10.6 $ 8.5 $ (5.6) $ 13.5 Depreciation and amortization 13.6 26.0 0.1 39.7 9.2 22.5 — 31.7 Interest income — — (0.2) (0.2) (0.1) — (0.5) (0.6) Interest expense 2.7 3.3 6.7 12.7 2.0 2.7 6.4 11.1 Income tax provision (benefit) 1.1 2.0 (3.8) (0.7) (3.1) (4.0) (7.4) (14.5) Acquisition-related transaction expenses — — — — — — 1.4 1.4 Stock based compensation 0.2 0.4 0.3 0.9 0.2 0.5 0.2 0.9 Impairment — — — — — 2.8 — 2.8 Adjusted EBITDA $ 19.9 $ 37.8 $ (11.7) $ 46.0 $ 18.8 $ 33.2 $ (5.6) $ 46.3 *Tables may not foot or crossfoot due to rounding. June 30, 2019 June 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment (Unaudited) (In millions) Three Months Ended Three Months Ended

Adjusted EBITDA Reconciliation by Segment 23 Reconciles net income (loss) to Adjusted EBITDA by segment Net income (loss) $ 2.7 $ 9.9 $ (28.3) $ (15.7) $ 14.3 $ 11.0 $ (12.6) $ 12.7 Depreciation and amortization 28.4 52.6 0.2 81.2 16.6 40.3 — 56.9 Interest income (0.1) — (0.3) (0.4) (0.2) — (0.8) (1.0) Interest expense 5.3 6.6 13.5 25.4 3.8 5.2 12.4 21.4 Income tax provision (benefit) 1.6 3.3 (7.5) (2.6) (1.6) (2.8) (10.5) (14.9) Acquisition-related transaction expenses — — — — — — 1.8 1.8 Stock based compensation 0.3 0.9 0.7 1.9 0.5 1.0 0.3 1.8 Impairment — — — — — 2.8 — 2.8 Adjusted EBITDA $ 38.2 $ 73.3 $ (21.7) $ 89.8 $ 33.4 $ 57.5 $ (9.4) $ 81.5 *Tables may not foot or crossfoot due to rounding. Corporate Consolidated Six Months Ended Six Months Ended June 30, 2019 June 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment (Unaudited) (In millions)

Acquisition-Adjusted EBITDA Reconciliation by Segment 24 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by segment giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period Net income (loss) $ 2.3 $ 6.1 $ (14.8) $ (6.4) $ 12.9 $ 4.9 $ (5.6) $ 12.2 Depreciation and amortization 13.6 26.0 0.1 39.7 11.5 25.2 — 36.7 Interest income — — (0.2) (0.2) (0.1) — (0.5) (0.6) Interest expense 2.7 3.3 6.7 12.7 2.1 4.5 6.4 13.0 Income tax benefit 1.1 2.0 (3.8) (0.7) (3.1) (3.6) (7.5) (14.2) Acquisition-related transaction expenses — — — — — 1.5 1.4 2.9 Stock based compensation 0.2 0.4 0.3 0.9 0.2 1.4 0.1 1.7 Impairment — — — — — 2.8 — 2.8 Acquisition-Adjusted EBITDA $ 19.9 $ 37.8 $ (11.7) $ 46.0 $ 23.5 $ 36.7 $ (5.7) $ 54.5 June 30, 2019 June 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Acquisition-Adjusted EBITDA by Segment (Unaudited) (In millions) Three Months Ended Three Months Ended

Acquisition-Adjusted EBITDA Reconciliation by Segment 25 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by segment giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period Net income (loss) $ 2.7 $ 9.9 $ (28.3) $ (15.7) $ 16.7 $ 6.4 $ (12.6) $ 10.5 Depreciation and amortization 28.4 52.6 0.2 81.2 21.1 46.6 — 67.7 Interest income (0.1) — (0.3) (0.4) (0.2) — (0.8) (1.0) Interest expense 5.3 6.6 13.5 25.4 4.3 8.2 12.4 24.9 Income tax benefit 1.6 3.3 (7.5) (2.6) (1.6) (2.4) (10.5) (14.5) Acquisition-related transaction expenses — — — — — 1.5 1.8 3.3 Stock based compensation 0.3 0.9 0.7 1.9 0.5 1.9 0.2 2.6 Impairment — — — — — 2.8 — 2.8 Acquisition-Adjusted EBITDA $ 38.2 $ 73.3 $ (21.7) $ 89.8 $ 40.8 $ 65.0 $ (9.5) $ 96.3 Corporate Consolidated Six Months Ended Six Months Ended June 30, 2019 June 30, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Acquisition-Adjusted EBITDA by Segment (Unaudited) (In millions)

Consolidated Adjusted Operating Ratio Reconciliation 26 Reconciles Operating Ratio to Adjusted Operating Ratio (Dollars in millions) Revenue $ 450.6 $ 376.9 $ 174.9 $ 162.2 $ 280.7 $ 218.4 Salaries, wages and employee benefits 124.3 90.7 34.9 27.2 82.7 62.2 Fuel 36.2 31.3 12.8 11.4 23.4 20.0 Operations and maintenance 53.1 40.4 13.0 10.9 39.9 29.4 Purchased freight 156.4 141.6 82.8 84.9 78.6 60.4 Depreciation and amortization 39.7 31.7 13.6 9.2 26.0 22.5 Impairment — 2.8 — — — 2.8 Other operating expenses 36.2 29.9 11.7 9.3 19.0 14.0 Operating expenses 445.9 368.4 168.8 152.9 269.6 211.3 Operating ratio 99.0% 97.7% 96.5% 94.3% 96.0% 96.7% Acquisition-related transaction expenses — 1.4 — — — — Impairment — 2.8 — — — 2.8 Amortization of intangible assets 3.9 6.2 1.3 2.5 2.6 3.7 Net impact of step-up in basis of acquired assets 5.9 5.4 0.4 0.7 5.5 4.6 Adjusted operating expenses $ 436.1 $ 352.6 $ 167.1 $ 149.7 $ 261.5 $ 200.2 Adjusted operating ratio 96.8% 93.6% 95.5% 92.3% 93.2% 91.7% Daseke, Inc. and Subsidiaries Reconciliation of Adjusted Operating Ratio to Operating Ratio (Unaudited) (In millions) Three Months Ended June 30, 2019 2018 2019 2018 2019 2018 Consolidated Flatbed Specialized

Consolidated Adjusted Operating Ratio Reconciliation 27 Reconciles Operating Ratio to Adjusted Operating Ratio (Dollars in millions) Revenue $ 883.6 $ 704.5 $ 343.0 $ 307.2 $ 550.2 $ 403.3 Salaries, wages and employee benefits 243.4 173.0 69.4 54.0 163.7 118.1 Fuel 71.2 64.7 25.3 23.2 45.8 41.5 Operations and maintenance 107.9 75.0 27.3 21.7 80.3 53.0 Purchased freight 303.0 259.3 160.0 157.3 152.6 108.0 Depreciation and amortization 81.2 56.9 28.4 16.6 52.6 40.3 Impairment — 2.8 — — — 2.8 Other operating expenses 71.5 56.5 23.2 18.2 36.4 27.3 Operating expenses 878.2 688.2 333.6 291.0 531.4 391.0 Operating ratio 99.4% 97.7% 97.3% 94.7% 96.6% 97.0% Acquisition-related transaction expenses — 1.8 — — — — Impairment — 2.8 — — — 2.8 Amortization of intangible assets 8.2 8.1 3.0 2.9 5.2 5.2 Net impact of step-up in basis of acquired assets 12.7 9.5 0.9 1.2 11.8 8.3 Adjusted operating expenses $ 857.3 $ 666.0 $ 329.7 $ 286.9 $ 514.4 $ 374.7 Adjusted operating ratio 97.0% 94.5% 96.1% 93.4% 93.5% 92.9% Consolidated Flatbed Specialized (Unaudited) (In millions) Six Months Ended June 30, 2019 2018 2019 2018 2019 2018 Reconciliation of Adjusted Operating Ratio to Operating Ratio Daseke, Inc. and Subsidiaries

Adjusted Share Count 28 A comparison of Common Shares to Total in-the-money shares 1. Capitalization data based on securities outstanding as of June 30, 2019. 2. The weighted average common shares outstanding at June 30, 2019 was 64.5 million. 3. Out-of-the money securities not included in the above table as of June 30, 2019: a) 35.0 million common stock warrants, representing 17.5 million shares of common stock with an exercise price of $11.50, b) .65 million shares of Series A Convertible Preferred as of June 30, 2019 with a conversion price of $11.50 and initially convertible into 8.6957 shares of common stock per preferred share (5.6 million); c) 2.4 million stock options, consisting of Director and Employee stock options of 0.1 million (weighted average exercise price of $9.98) and 2.3 million (weighted average exercise price of $9.22), respectively, with a stock price of $3.52 as of August 1, 2019. 4. 5.0 million earnout shares may be earned in 2019 if the stock price is $16.00 for twenty consecutive days in a thirty day period and Adjusted EBITDA is $200 million for FY 2019. Security Issued or Granted Common Stock Equivalent Common shares (2) 64,579,993 64,579,993 Restricted stock units - in the money 625,261 625,261 Total in-the-money shares 65,205,254 Daseke, Inc. and Subsidiaries Capitalization Summary (1) (3) (4)

Contact Information 29 INVESTOR RELATIONS Joe Caminiti or Chris Hodges Alpha IR Group 312-445-2870 Email: DSKE@alpha-ir.com